UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2008
Date of Report (Date of earliest event reported)

BODYTEL SCIENTIFIC INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51633	98-0461698
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

One Independent Drive, Suite 1701, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904.305.8634
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On June 9, 2008 BodyTel Scientific Inc. (“BodyTel” or the “Company”), disclosed that its wholly owned subsidiary BodyTel Europe GmbH, received CE certification for the GlucoTel blood glucose monitoring and diabetes management system from the Company's notified body, National Standards Authority of Ireland (NSAI). NSAI reviewed BodyTel's technical file and confirmed that BodyTel and its key vendors meet ISO quality standards and regulatory directives, and further confirms that the GlucoTel blood glucose monitoring and diabetes management system meets defined performance standards. CE Certification is required for all medical devices to be sold in the European Union.

BodyTel's next regulatory steps are to apply for a Canadian license, complete international clinical studies with the GlucoTel and move forward to obtain U.S. FDA clearance as well as other required local registrations in other target markets around the world.

A copy of the news release announcing the CE Certification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated June 9, 2008 Announcing CE Certification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODYTEL SCIENTIFIC INC.
Date: June 9, 2008
	By:	/s/ Stefan Schraps
Stefan Schraps
President